Exhibit 10.1	Execution Version

FIRST AMENDMENT TO MASTER SUPPLY AGREEMENT

This FIRST AMENDMENT TO MASTER SUPPLY AGREEMENT (this “Amendment”) is made effective as of December 31, 2022 (the “Amendment Effective Date”), by and between SunPower Corporation, a corporation organized and existing under the laws of the State of Delaware, USA (“Customer”), and Maxeon Solar Technologies, Ltd., a corporation organized and existing under the laws of Singapore (“Supplier”). Customer and Supplier are each referred to herein as a “Party,” individually, and the “Parties,” collectively.

RECITALS

A.Customer and Supplier entered into that certain Master Supply Agreement, dated February 14, 2022 (the “Agreement”), pursuant to which Supplier agreed to sell to Customer, and pursuant to which Customer agreed to purchase from Supplier, certain Products, as that term is defined therein.

B.The Parties now desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are agreed and stipulated, the Parties hereby agree as follows:

AGREEMENT

1.Effect of this Amendment.

    This Amendment is executed in connection with the Agreement, and once executed by the Parties shall be deemed to be incorporated into and made a part of the Agreement as fully as if the terms of this Amendment had been set forth in the Agreement. Wherever the terms of this Amendment and the terms of the Agreement are in conflict, the terms of this Amendment shall govern and control. Terms not otherwise defined in this Amendment shall be as defined in the Agreement.

2.Amendments.

2.1Exhibit A. Exhibit A to the Agreement is hereby deleted and replaced in its entirety with “Exhibit A” attached hereto.

2.2Exhibit B. Exhibit B to the Agreement is hereby deleted and replaced in its entirety with “Exhibit B” attached hereto.

2.3Exhibit C. Exhibit C to the Agreement is hereby deleted and replaced in its entirety with “Exhibit C” attached hereto.

2.4Exhibit F. Exhibit F to the Agreement is hereby added and attached hereto.

3.General.

3.1    Authorized and Binding Amendment. Each Party represents and warrants to the other Parties that, as of the Amendment Effective Date, the execution, delivery, and performance of this Amendment has been duly authorized by all requisite action required by or on behalf of such Party, and this Amendment constitutes the legal, valid and binding obligation of such Party, enforceable against it in accordance with its terms.

Execution Version

3.2    Entire Agreement. This Amendment shall not be deemed to be modified, amended, rescinded or waived, in whole or in part, except by written statement signed by both Parties hereto. This Amendment constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes any prior agreements, undertakings, warranties and arrangements of any nature whatsoever, whether or not in writing.

3.3    Binding Effect. This Amendment shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns. Except as expressly modified by this Amendment, all of the terms, conditions, covenants, representations and understandings contained in the Agreement shall remain unchanged and in full force and effect, and the same are hereby expressly ratified and confirmed by the Parties.

3.4    Severability. If at any time any provision of this Amendment is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair the legality, validity or enforceability in that jurisdiction of any other provision of this Amendment; or the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Amendment.

3.5    Counterparts. This Amendment may be executed by original or facsimile signature in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

3.6    Defined Terms. Capitalized terms used but not defined in this Amendment have the meanings given to them in the Agreement.

3.7    Governing Law and Dispute Resolution. Without waiver or amendment of the foregoing, this Amendment is expressly subject to Sections 10 and 11(a) as set out in the Agreement.

[Signature Page Follows]

    IN WITNESS WHEREOF, the authorized signatories of the Parties have made this First Amendment to Master Supply Agreement effective as of the Amendment Effective Date.

CUSTOMER:

SunPower Corporation,
a Delaware corporation

By:	/S/ Peter Faricy
Name:	Peter Faricy
Title:	Chief Executive Officer

SUPPLIER:

Maxeon Solar Technologies, Ltd.,
a Singapore corporation

By:	/S/ Mark W. Babcock
Name:	Mark W. Babcock
Title:	Chief Revenue Officer and Interim CEO

Exhibit A    Products and Product Specifications
Exhibit B    Agreed Quarterly Commitments
Exhibit C    Pricing
Exhibit F    Exclusivity